CONSENT OF VANDERKAM & SANDERS


We hereby consent to the use of our name under the heading "Legal Matters" in Prospectus consituting a part of Pre-Effective Amendment No. 2 to the Form S-3 Registration Statement (File No. 333-28485) of IDM Environmental Corp.


                                             VANDERKAM & SANDERS


                                             /s/ Vanderkam & Sanders
                                             -----------------------------------

Houston, Texas
October 6, 1997